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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 19, 2005

                             FLAGSTAR BANCORP, INC.
             (Exact name of registrant as specified in its charter)

          MICHIGAN                       1-16577                38-3150651
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
        incorporation)                    Number)            Identification No.)

          5151 CORPORATE DRIVE, TROY, MICHIGAN                    48098
        (Address of principal executive offices)                (Zip Code)

                                 (248) 312-2000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

On October 19, 2005, the Boards of Directors of Flagstar Bancorp, Inc. (the "Company") and Flagstar Bank, F.S.B. (the "Bank") appointed Jay J. Hansen as a member of the Boards of Directors of the Company and the Bank. The appointment of Mr. Hansen for a term to expire in 2007 increases the size of the Board of Directors of the Company from 11 members to 12 members. In addition, Mr. Hansen was appointed as Chairman of the Audit Committees of the Company and the Bank. There is no agreement or understanding between Mr. Hansen and any other persons or entities pursuant to which Mr. Hansen was appointed as a member of the Boards of Directors of the Company or the Bank.

Since May 2003, Mr. Hansen has served as Chief Financial Officer and Vice President of Noble International, Ltd., a Nasdaq-listed company and a supplier of automotive parts, component assemblies and value-added services to the automotive industry, and served as Vice President of Corporate Development from 2002 to 2003. Prior to joining Noble, Mr. Hansen was Vice President at Oxford Investment Group, a privately held merchant bank with holdings in a variety of business segments. Mr. Hansen was with Oxford from 1994 to 2002 and served as the Vice President from 2000 to 2002. Prior to joining Oxford, Mr. Hansen held several management positions at Michigan National Bank. Mr. Hansen received his Bachelor of Science Degree from The Wharton School at the University of Pennsylvania in 1985.

The Board of Directors of the Company determined that Mr. Hansen is independent in accordance with applicable Securities and Exchange Commission and New York Stock Exchange rules. The Board of Directors of the Company considered all relevant facts and circumstances in concluding that Mr. Hansen is independent and has no material relationship with the Company. Mr. Hansen is not a party to any transaction, or series of transactions, required to be disclosed pursuant to
Item 404(a) of Regulation S-K. The Board of Directors of the Company also determined that Mr. Hansen qualifies as a Company "audit committee financial expert" as defined by the applicable Securities and Exchange Commission rules and is financially literate and has accounting or related financial management expertise as such qualifications are defined pursuant to the New York Stock Exchange rules.

On October 21, 2005, the Company issued a press release announcing the appointment of Mr. Hansen as a member of the Boards of Directors of the Company and the Bank. A copy of such press release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
YEAR

The Board of Directors of the Company approved an amendment to Section 2 of
Article III of the Company's Bylaws increasing the number of directors from eleven (11) to twelve (12) and to restate the Company's Bylaws, effective as of October 19, 2005. The Amended and Restated Bylaws of the Company reflecting such amendment are attached as Exhibit 3.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c) The following exhibits are being furnished herewith:

Exhibit No.              Exhibit Description
-----------   -------------------------------------------
3.1           Amended and Restated Bylaws of the Company.

99.1          Press Release dated October 21, 2005.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                FLAGSTAR BANCORP, INC.

Dated: October 24, 2005         By: /s/ Paul D. Borja
                                    -------------------------------------------
                                    Paul D. Borja
                                    Executive Vice-President and Chief Financial
                                    Officer
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                                 EXHIBIT INDEX

EXHIBIT NO.                     DESCRIPTION
-----------     --------------------------------------------
3.1             Amended and Restated By Laws of the Company.

99.1            Press Release dated October 21, 2005